Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

	Mar 31,	Dec 31,	Mar 31,
(in thousands, except per share amounts, unaudited)	2008	2007	2007
ASSETS:
Cash and cash equivalents	$181,333	$195,578	$217,824
Investments and mortgage-backed securities (“MBS”) available for sale	2,167,682	1,853,271	1,676,830
Investments held to maturity	149,142	132,793	101,150
Loans receivable, net	9,119,942	8,948,307	8,370,625
Loans held for sale ($67,048 at fair value as of March 31, 2008)	110,481	55,840	71,446
Real estate owned, net	13,027	11,075	4,076
Office properties and equipment, net	92,218	93,467	97,629
Bank owned life insurance (“BOLI”)	152,794	150,825	145,182
Goodwill, net	451,249	453,136	452,540
Other intangible assets, net	30,401	31,627	35,304
Prepaid expenses and other assets, net	222,884	223,856	227,015

Total assets	$12,691,153	$12,149,775	$11,399,621

LIABILITIES:
Deposits	$7,840,784	$7,677,772	$7,574,058
Advances from Federal Home Loan Bank	1,915,789	1,687,989	1,605,060
Repurchase agreements and fed funds	1,333,505	1,178,845	707,733
Other borrowings	248,273	273,015	252,230
Accrued expenses and other liabilities	161,416	146,824	146,811

Total liabilities	11,499,767	10,964,445	10,285,892

SHAREHOLDERS’ EQUITY:
Common stock	51,863	51,456	51,245
Additional paid-in capital	894,679	892,028	887,961
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(10,591)	(17,967)	(28,795)
Retained earnings	255,435	259,813	203,318

Total shareholders’ equity	1,191,386	1,185,330	1,113,729

Total liabilities and shareholders’ equity	$12,691,153	$12,149,775	$11,399,621

Book value per share	$22.97	$23.04	$21.73
Tangible book value per share (2)	$13.68	$13.61	$12.21
Shares outstanding at end of period	51,863,067	51,456,461	51,245,273
Shareholders’ equity to total assets	9.39%	9.76%	9.77%
Tangible shareholders’ equity to tangible assets (3)	5.81%	6.01%	5.74%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
(in thousands, except per share amounts, unaudited)	2008	2007	2007
INTEREST INCOME:
Loans	$162,120	$175,271	$152,763
Mortgage-backed securities	24,499	20,560	20,468
Investments and cash	2,364	2,266	1,671

Total interest income	188,983	198,097	174,902

INTEREST EXPENSE:
Deposits	62,870	71,739	63,720
Borrowings	34,026	34,318	30,566

Total interest expense	96,896	106,057	94,286

Net interest income	92,087	92,040	80,616
Provision for credit losses	(37,143)	(13,000)	(4,225)

Net interest income after provision	54,944	79,040	76,391

NONINTEREST INCOME:
Fees and service charges	14,151	15,126	12,192
Mortgage banking operations	6,198	6,670	8,858
Loan servicing fees	(148)	(17)	683
Real estate owned operations	(106)	(13)	(45)
BOLI	1,466	1,683	1,547
Other	(399)	(2,404)	213

Total noninterest income	21,162	21,045	23,448

NONINTEREST EXPENSES:
Employee compensation and benefits	40,890	40,135	38,072
Occupancy and equipment	11,532	12,782	10,467
Amortization of core deposit intangibles	1,226	1,226	1,041
Other	18,459	21,730	16,089

Total noninterest expenses	72,107	75,873	65,669

Income before income taxes	3,999	24,212	34,170
Income tax provision	(1,123)	(7,355)	(11,249)

Net Income	$2,876	$16,857	$22,921

Earnings per share - basic	$0.06	$0.33	$0.51
Earnings per share - diluted	$0.06	$0.33	$0.50

Core earnings (1)	$2,582	$18,447	$23,682
Core earnings per share - basic (1)	$0.05	$0.36	$0.52
Core earnings per share - diluted (1)	$0.05	$0.36	$0.52

Weighted average shares outstanding - basic	51,526,332	51,354,316	45,238,924
Weighted average shares outstanding - diluted	51,786,038	51,643,958	45,833,530

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
(in thousands, unaudited)	2008	2007	2007
LOAN ORIGINATIONS:
Residential real estate	$411,116	$323,271	$344,617
Multifamily real estate	41,386	17,980	0
Commercial real estate	64,517	83,774	11,210
Construction	264,281	341,961	534,821
Consumer - direct	81,603	92,009	63,568
Consumer - indirect	71,681	57,383	64,913
Commercial banking	148,685	199,136	259,203

Total loan origination volume	$1,083,269	$1,115,514	$1,278,332

PERFORMANCE RATIOS:
Return on average assets	0.09%	0.56%	0.91%
Return on average assets, core (1)	0.08%	0.61%	0.94%
Return on average shareholders’ equity	1.0%	5.7%	10.3%
Return on average shareholders’ equity, core (1)	0.9%	6.3%	10.7%
Return on average tangible equity (2)	1.6%	9.8%	16.8%
Operating efficiency	63.7%	67.1%	63.1%
Operating efficiency, core (1)	63.9%	65.3%	61.9%
Non interest expense to average assets (annualized)	2.33%	2.52%	2.60%
Average assets	$12,444,665	$11,954,428	$10,255,943
Average shareholders’ equity	$1,192,461	$1,170,162	$900,987
Average tangible equity (2)	$709,139	$684,747	$553,619

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.3%	8.7%	9.5%
Tier 1 (to risk-weighted assets)	9.6%	10.1%	9.9%
Total (to risk-weighted assets)	10.9%	11.3%	10.9%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.0%	8.5%	9.2%
Tier 1 (to risk-weighted assets)	9.6%	9.8%	9.8%
Total (to risk-weighted assets)	10.9%	11.0%	10.9%

OTHER:
Sales of financial products	$49,725	$34,794	$49,161
FTE employees at end of period (whole numbers)	2,557	2,571	2,570

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Mar 31,	Dec 31,	Mar 31,
(in thousands, unaudited)	2008	2007	2007
LOANS BY COLLATERAL TYPE:
Residential real estate	$761,887	$703,826	$639,326
Multifamily real estate	407,673	389,388	248,590
Commercial real estate	1,247,472	1,223,036	1,401,248
Construction	3,012,754	2,944,911	2,515,392
Consumer - direct	800,048	798,519	749,183
Consumer - indirect	402,520	376,937	318,426
Commercial banking	2,647,969	2,639,196	2,608,482
Deferred loan fees, net	(15,372)	(16,480)	(16,185)
Allowance for losses on loans	(145,009)	(111,026)	(93,837)

Net loans receivable	$9,119,942	$8,948,307	$8,370,625

ALLOWANCE FOR CREDIT LOSSES:
Allowance - loans, beginning of quarter	$111,026	$102,042	$77,849
Acquired	0	0	12,535
Provision	37,143	13,000	4,225
Charge offs, net of recoveries	(3,222)	(4,016)	(832)
Transfers	62	0	60

Allowance - loans, end of quarter	145,009	111,026	93,837

Allowance - unfunded commitments, beginning of quarter	6,306	6,304	5,840
Provision	21	2	266
Transfers	(62)	0	(60)

Allowance - unfunded commitments, end of quarter	6,265	6,306	6,046

Total credit allowance	$151,274	$117,332	$99,883

Net charge-offs to average net loans (annualized)	0.14%	0.18%	0.04%
Net charge-offs to average net loans (ytd)	0.03%	0.08%	0.01%
Loan loss allowance to total loans	1.57%	1.23%	1.11%
Total credit allowance to total loans	1.63%	1.30%	1.18%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	73.3%	95.8%	681.4%
Total allowance to nonperforming loans	76.9%	101.8%	725.9%
Nonperforming loans to loans	2.06%	1.27%	0.18%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	190,766	115,112	14,855
Restructured loans	207	350	0

Total nonperforming loans	190,973	115,462	14,855
REO	13,027	11,075	4,076

Total nonperforming assets (NPA)	$204,000	$126,537	$18,931

NPA to total assets	1.61%	1.04%	0.17%
Loan delinquency ratio (60 days and over)	2.38%	1.23%	0.27%
Classified assets	$402,793	$234,336	$79,098
Classified assets/total assets	3.17%	1.93%	0.69%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$462,768	$469,428	$524,492
Noninterest-bearing transaction accounts	887,129	898,606	896,506
Savings and money market demand accounts	2,226,090	2,156,808	2,045,493
Time deposits	4,264,797	4,152,930	4,107,567

Total deposits	$7,840,784	$7,677,772	$7,574,058

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	47,140	47,234	48,949
Noninterest-bearing transaction accounts	150,210	149,834	142,938

Total transaction accounts	197,350	197,068	191,887

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

	Three Months Ended
	March 31, 2008			December 31, 2007			March 31, 2007
	Average		Average	Average		Average	Average		Average
(in thousands, unaudited)	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$5,436,297	$95,381	7.06%	$5,326,563	$104,008	7.75%	$4,558,555	$91,696	8.16%
Commercial and consumer	3,833,230	66,881	7.02%	3,751,270	71,398	7.55%	3,122,975	61,185	7.95%

Total loans	9,269,527	162,262	7.04%	9,077,833	175,406	7.67%	7,681,530	152,881	8.07%
MBS	1,976,815	24,499	4.98%	1,683,267	20,560	4.85%	1,719,281	20,468	4.83%
Investments and cash	306,443	3,193	4.19%	285,415	2,993	4.16%	257,468	2,210	3.48%

Total interest-earning assets	11,552,785	189,954	6.61%	11,046,515	198,959	7.15%	9,658,279	175,559	7.37%

Noninterest-earning assets	891,880			907,913			597,664

Total average assets	$12,444,665			$11,954,428			$10,255,943

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,304,317	419	0.13%	$1,366,137	514	0.15%	$1,294,108	672	0.21%
Savings	2,236,228	13,780	2.48%	2,158,234	17,688	3.25%	1,928,862	16,762	3.52%
Time deposits	4,169,033	48,672	4.70%	4,266,725	53,537	4.98%	3,740,658	46,286	5.02%

Total deposits	7,709,578	62,871	3.28%	7,791,096	71,739	3.65%	6,963,628	63,720	3.71%
Borrowings	3,357,477	34,026	4.08%	2,791,340	34,318	4.88%	2,364,132	30,566	5.24%

Total interest-bearing liabilities	11,067,055	96,897	3.52%	10,582,436	106,057	3.98%	9,327,760	94,286	4.10%

Noninterest-bearing liabilities	185,149			201,830			27,196

Total average liabilities	11,252,204			10,784,266			9,354,956
Total average shareholders’ equity	1,192,461			1,170,162			900,987

Total average liabilities and equity	$12,444,665			$11,954,428			$10,225,943

Tax equivalent net interest income and spread		$93,057	3.09%		$92,902	3.17%		$81,273	3.27%

Tax equivalent net interest margin			3.24%			3.34%			3.41%

Sterling Financial Corporation
EXHIBIT A - RECONCILIATION SCHEDULE

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
(in thousands, unaudited)	2008	2007	2007
CORE EARNINGS: (1)
Net income as reported	$2,876	$16,857	$22,921
Add back: merger and acquisition costs, net of tax	0	599	761
Add back: other nonrecurring items, net of tax	(294)	991	0

Core earnings	$2,582	$18,447	$23,682

CORE EARNINGS PER SHARE - BASIC: (1)
Earnings per share - basic, as reported	$0.06	$0.33	$0.51
Add back: merger and acquisition costs, net of tax	0.00	0.01	0.01
Add back: other nonrecurring items, net of tax	(0.01)	0.02	0.00

Core earnings per share - basic	$0.05	$0.36	$0.52

CORE EARNINGS PER SHARE - DILUTED: (1)
Earnings per share - diluted, as reported	$0.06	$0.33	$0.50
Add back: merger and acquisition costs, net of tax	0.00	0.01	0.02
Add back: other nonrecurring items, net of tax	(0.01)	0.02	0.00

Core earnings per share - diluted	$0.05	$0.36	$0.52

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.09%	0.56%	0.91%
Add back: merger and acquisition costs, net of tax	0.00%	0.02%	0.03%
Add back: other nonrecurring items, net of tax	(0.01%)	0.03%	0.00%

Return on average assets, core	0.08%	0.61%	0.94%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	1.0%	5.7%	10.3%
Add back: merger and acquisition costs, net of tax	0.0%	0.2%	0.4%
Add back: other nonrecurring items, net of tax	(0.1%)	0.4%	0.0%

Return on average shareholders’ equity, core	0.9%	6.3%	10.7%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	63.7%	67.1%	63.1%
Subtract: merger and acquisition costs	0.0%	(0.9%)	(1.2%)
Subtract: other nonrecurring items	0.2%	(0.9%)	0.0%

Operating efficiency ratio, core	63.9%	65.3%	61.9%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.